                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                       Hartford HLS Series Fund II, Inc.
                      (formerly Fortis Series Fund, Inc.)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                        HARTFORD HLS SERIES FUND II, INC.
                       (FORMERLY FORTIS SERIES FUND, INC.)
                                 P.O. BOX 64387
                         ST. PAUL, MINNESOTA 55164-0387

                        HARTFORD SMALLCAP GROWTH HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                      HARTFORD VALUE OPPORTUNITIES HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                       HARTFORD MULTISECTOR BOND HLS FUND
                       HARTFORD AMERICAN LEADERS HLS FUND
                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                        HARTFORD BLUE CHIP STOCK HLS FUND
                      HARTFORD BLUE CHIP STOCK II HLS FUND
                      HARTFORD INTERNATIONAL STOCK HLS FUND
                    HARTFORD INTERNATIONAL STOCK II HLS FUND
                         HARTFORD MID CAP STOCK HLS FUND
                        HARTFORD SMALL CAP VALUE HLS FUND
                         HARTFORD GLOBAL EQUITY HLS FUND
                       HARTFORD LARGE CAP GROWTH HLS FUND
                       HARTFORD INVESTORS GROWTH HLS FUND



                                                                May [  ], 2002
To Hartford HLS Series Fund II participants:

         You are being asked, as the owner of a Fortis variable annuity/insurance product and an indirect participant in one or more funds of Hartford HLS Series Fund II, Inc. (each a "Fund"), to complete the enclosed voting instruction forms for the upcoming special meeting of the Funds' shareholders, to be held on June [ ], 2002 at 10:00 a.m., Eastern time, at the offices of HL Investment Advisors, LLC at 200 Hopmeadow Street, Simsbury, Connecticut.

         At the meeting, you will be asked to vote on the election of members of the Board of Directors, and to consider changes to, or the elimination of, fundamental investment policies of the Funds. The "Important Information" accompanying the proxy statement contains summary information, in question-answer format, which you might find helpful. The Board of Directors has reviewed and approved each of the proposals and recommends that you vote FOR each proposal.

         Although the Board of Directors would like very much to have each Fund participant attend the special meeting, it realizes that this is not possible. Whether or not you plan to be present at the meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM(S) PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

         We look forward to seeing you at the special meeting or receiving your voting instruction form(s) so that your vote may be counted. If you have any questions in connection with these materials, please call us at [1-800-800-2000, extension 3057 if you are a variable annuity contract owner, and extension 3028 if you are a variable universal life insurance policyholder. If you are the owner of a First Fortis variable annuity contract, please call 1-800-745-8248. If you are the owner of a TD Waterhouse variable annuity contract, please call 1-800-827-5877. If you are the owner of a Wells Fargo Passage variable annuity contract, please call 1-800-780-7743.]

                                                     Very truly yours,


                                                     David M. Znamierowski
                                                     President

--------------------------------------------------------------------------------
CONTRACT HOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                              IMPORTANT INFORMATION

         We encourage you to read the enclosed proxy statement; we thought it would be helpful, however, to have brief answers to some questions.

Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. As the owner of a Fortis variable annuity/insurance product, and so an indirect participant in one or more funds offered by Hartford HLS Series Fund II, Inc., you are being asked to consider two matters. First, you will be asked to consider the election of directors of your mutual funds. Second, you will be asked to consider changes to, or the elimination of, fundamental investment policies of your funds. "Fundamental" investment policies are policies that cannot be changed or eliminated without shareholder approval.

Q.       WHO ARE BEING NOMINATED TO SERVE AS DIRECTORS?

A. There are nine nominees. Three of the nominees currently serve as directors of your fund. The other six nominees serve as directors for other Hartford-affiliated mutual funds.

Q.       WHY ARE WE PROPOSING TO CHANGE THE FUNDS' FUNDAMENTAL POLICIES?

A. As is described in more detail in the accompanying proxy statement, most of the changes are being proposed to standardize fundamental policies among funds in the Hartford fund family. Small variations in the wording of similar restrictions among the whole family of Hartford funds makes the task of insuring compliance with them difficult and inefficient. We are proposing removing one policy that is not required by law to be "fundamental" and bringing those that remain in line, wherever possible, with other fundamental policies in place, or expected to be put in place, for other Hartford funds.

Q.       DO WE EXPECT THE FUNDS' INVESTMENT APPROACHES TO CHANGE AS A RESULT?

A. No. These changes are being proposed to help streamline the compliance and regulatory processes, not in order to facilitate any expected change in investment strategy or approach by the funds.

Q.       HAS THE FUNDS' BOARD OF DIRECTORS APPROVED THESE PROPOSALS?

A. Yes. The Board of Directors has reviewed and approved each of the proposals on which you are being asked to vote. The Board recommends that you vote in favor of each proposal.

Q.       WHEN SHOULD I VOTE?

A. Please vote as soon as possible. Representatives of Hartford Financial Services Group, Inc. ("The Hartford") may be contacting you to urge you to vote on these important matters.

Q. WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND OF THIS PROXY SOLICITATION?

A.       The Hartford - and not your fund - is paying all the costs.

                        HARTFORD HLS SERIES FUND II, INC.
                       (FORMERLY FORTIS SERIES FUND, INC.)

                        HARTFORD SMALLCAP GROWTH HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                      HARTFORD VALUE OPPORTUNITIES HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                       HARTFORD MULTISECTOR BOND HLS FUND
                       HARTFORD AMERICAN LEADERS HLS FUND
                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                        HARTFORD BLUE CHIP STOCK HLS FUND
                      HARTFORD BLUE CHIP STOCK II HLS FUND
                      HARTFORD INTERNATIONAL STOCK HLS FUND
                    HARTFORD INTERNATIONAL STOCK II HLS FUND
                         HARTFORD MID CAP STOCK HLS FUND
                        HARTFORD SMALL CAP VALUE HLS FUND
                         HARTFORD GLOBAL EQUITY HLS FUND
                       HARTFORD LARGE CAP GROWTH HLS FUND
                       HARTFORD INVESTORS GROWTH HLS FUND

                         ------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         ------------------------------


         The series of Hartford HLS Series Fund II, Inc. listed above (each a "Fund", and collectively the "Funds") will hold a Special Meeting of Shareholders (the "Meeting") at the offices of HL Investment Advisors, LLC at 200 Hopmeadow Street, Simsbury, Connecticut on June [ ], 2002, at 10:00 a.m., Eastern time, for the following purposes:


I.       To elect a Board of Directors.

II. To approve proposals to eliminate or revise certain fundamental investment policies of the Funds. (To be considered separately by each Fund, as described in the enclosed proxy statement.)

III. To consider and act upon such other matters as may properly come before the Meeting.

         The Board of Directors unanimously recommends approval of each item listed on this Notice of Special Meeting of Shareholders.

         Only shareholders of record on April [ ], 2002 are entitled to vote at the Meeting and any adjournments of the Meeting. Individuals owning contracts representing shares at the close of business on April [ ], 2002 may provide voting instructions on how to vote the shares that are attributable to their variable contracts at the Meeting or any adjournments of the Meeting.

         Each Fund issues and sells its shares to [Fortis Variable Account C and Fortis Variable Account D, which are separate accounts of Fortis Benefits Insurance Company ("FBIC"), and to Fortis Variable Account A, which is a separate account of First Fortis Life Insurance Company ("FFLIC"). (Fortis Variable Account A, Fortis Variable Account C, and Fortis Variable Account D are referred to together as the "Separate Accounts.")] The Separate Accounts hold shares which fund benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by [FBIC] and [FFLIC.] As the owners of the assets held in the Separate Accounts, [FBIC] and [FFLIC] are the only shareholders of the Funds and are entitled to vote all of the shares of each Fund. However, pursuant to applicable laws, [FBIC] and [FFLIC] vote outstanding shares of the Funds in accordance with instructions received from the owners of the annuity and life insurance contracts.

[FBIC] and [FLIC] will vote any shares for which they do not receive a voting instruction form, and any shares which they or their affiliates hold for their own account, in proportionately the same manner as shares for which they have received voting instructions. This notice is being delivered to annuity and life insurance contract owners who, by virtue of their ownership of the contracts, beneficially owned shares of one or more of the Funds as of the record date, so that they may instruct [FBIC] and [FFLIC] how to vote the shares of the Funds underlying their contracts.


                                          By order of the Board of Directors,
                                          MICHAEL J. RADMER
                                          Secretary
May [  ], 2002

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION FORM(S) IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                        HARTFORD HLS SERIES FUND II, INC.
                       (FORMERLY FORTIS SERIES FUND, INC.)
                                 P.O. BOX 64387
                         ST. PAUL, MINNESOTA 55164-0387

                        HARTFORD SMALLCAP GROWTH HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                      HARTFORD VALUE OPPORTUNITIES HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                       HARTFORD MULTISECTOR BOND HLS FUND
                       HARTFORD AMERICAN LEADERS HLS FUND
                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                        HARTFORD BLUE CHIP STOCK HLS FUND
                      HARTFORD BLUE CHIP STOCK II HLS FUND
                      HARTFORD INTERNATIONAL STOCK HLS FUND
                    HARTFORD INTERNATIONAL STOCK II HLS FUND
                         HARTFORD MID CAP STOCK HLS FUND
                        HARTFORD SMALL CAP VALUE HLS FUND
                         HARTFORD GLOBAL EQUITY HLS FUND
                       HARTFORD LARGE CAP GROWTH HLS FUND
                       HARTFORD INVESTORS GROWTH HLS FUND

                               -------------------

                                 PROXY STATEMENT

                               -------------------


         The Board of Directors of Hartford HLS Series Fund II, Inc. (the "Company") is soliciting the enclosed voting instruction form(s) in connection with a special meeting of shareholders (the "Meeting") of the series listed above (the "Funds") to be held at the offices of HL Investment Advisors, LLC ("HL Advisors") at 200 Hopmeadow Street, Simsbury, Connecticut on June [ ], 2002, and any adjournment of the Meeting. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). This proxy statement, the Notice, and the voting instruction forms were first mailed to contract owners on or about May [ ], 2002.

         Each Fund issues and sells its shares to [Fortis Variable Account C and Fortis Variable Account D, which are separate accounts of Fortis Benefits Insurance Company ("FBIC"), and to Fortis Variable Account A, which is a separate series of First Fortis Life Insurance Company ("FFLIC"). (Fortis Variable Account A, Fortis Variable Account C, and Fortis Variable Account D are referred to together in this proxy statement as the "Separate Accounts.")] As the owners of the shares held in the Separate Accounts, [FBIC] and [FFLIC] are entitled to vote all of the shares of each Fund held in the Separate Accounts. However, pursuant to applicable laws, [FBIC] and [FFLIC] vote outstanding shares of the Funds in accordance with the voting instructions received from the owners of the annuity and life insurance contracts. This proxy statement is being delivered to annuity and life insurance contract owners who, by virtue of their ownership of the contracts, beneficially owned shares of one or more of the Funds as of the record date, so that they may instruct [FBIC] and [FFLIC] how to vote the shares of the Fund(s) underlying their contracts.

         You have the right to instruct [FBIC] or [FFLIC] on how to vote the shares held under your contract. If you execute and return your voting instruction form, but do not provide voting instructions, [FBIC] and [FFLIC] will vote the shares underlying your contract in favor of each proposal. [FBIC] and [FFLIC] will vote any shares for which they do not receive a voting instruction form, and any shares which they or their affiliates hold for their own account, in proportionately the same manner as shares for which they have received voting instructions.

         If you, by virtue of ownership of annuity or life insurance contracts, beneficially own shares of more than one Fund, you should sign a voting instruction form for each Fund of which you are a beneficial owner. For example, if you beneficially own shares of Hartford SmallCap Growth HLS Fund and Hartford Growth Opportunities HLS Fund, you should sign and return the enclosed voting instruction forms for each of those Funds. A DIFFERENT VOTING INSTRUCTION FORM IS ENCLOSED FOR EACH FUND IN WHICH YOU ARE A BENEFICIAL OWNER. YOU SHOULD SIGN AND RETURN EACH OF THESE FORMS.

         In order for the Meeting to go forward in respect of any Fund, there must be a quorum. This means that at least a majority of the Fund's shares eligible to vote must be represented at the Meeting either in person or by proxy. Because [FBIC] and [FFLIC] are the only shareholders in the Funds, their presence at the meeting in person or proxy will meet the quorum requirement. If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the entities named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the votes cast on the question in person or by proxy at the Meeting (or any adjournment of the Meeting).

         You may revoke your voting instructions as to any proposal up until voting results are announced for that proposal at the Meeting or any adjournment of the Meeting by giving written notice to [FBIC] or [FFLIC] prior to the Meeting, by executing and returning to [FBIC] or [FFLIC] a later dated form, or by attending the Meeting and voting in person. If you need a new voting
instruction form, please call the Funds at [           ], and a new voting
instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors.

         The following table summarizes the voting on the proposals:

                                     TABLE 1

----------------------------------------------------------------------------------------------------------------------
                                           PROPOSAL                             SHAREHOLDERS ENTITLED TO VOTE
                                           --------                             -----------------------------
----------------------------------------------------------------------------------------------------------------------
Proposal I              Election of Directors                           Shareholders of Hartford HLS Series Fund II,
                                                                        Inc., voting as a single class
----------------------------------------------------------------------------------------------------------------------
Proposal II             A.  Proposal to eliminate fundamental policy    Shareholders of each Fund voting separately
                        regarding the diversification of investments.   by Fund.
----------------------------------------------------------------------------------------------------------------------
                        B.  Proposal to revise fundamental policy       Shareholders of each Fund voting separately
                        regarding investment concentrations within a    by Fund.
                        particular industry.
----------------------------------------------------------------------------------------------------------------------
                        C.  Proposal to revise fundamental policy       Shareholders of each Fund voting separately
                        regarding investments in real estate or         by Fund.
                        interests therein.
----------------------------------------------------------------------------------------------------------------------
                        D.  Proposal to revise fundamental policy       Shareholders of each Fund voting separately
                        regarding purchases and sales of commodities    by Fund.
                        and commodities contracts.
----------------------------------------------------------------------------------------------------------------------
                        E.  Proposal to revise fundamental policy       Shareholders of each Fund voting separately
                        regarding the making of loans to other          by Fund.
                        persons.
----------------------------------------------------------------------------------------------------------------------
                        F.  Proposal to revise fundamental policy       Shareholders of each Fund voting separately
                        regarding the borrowing of money and the        by Fund.
                        issuing of senior securities.
----------------------------------------------------------------------------------------------------------------------


         Those individuals owning contracts representing shares at the close of business on April [ ], 2002 may provide voting instructions for the Meeting or any adjournment of the Meeting. The number of Class IA shares outstanding for each Fund on that date is listed on Table 2, below. Each Fund also issues Class IB shares; however, no Class IB shares were outstanding as of April [ ], 2002. To the best knowledge of each Fund, no person other than [ ] owned, of record or beneficially, 5% or more of the outstanding Class IA shares of any of the Funds as of April [ ], 2002. Information with regard to [ ]'s ownership in each Fund of which it owns more than 5% of the outstanding Class IA shares is provided below:

                                     TABLE 2



----------------------------------------------------------------------------------------------------------------------
                                                                                                    PERCENT OF
                                                  SHARES                 SHARES OWNED           OUTSTANDING SHARES
                 FUND                          OUTSTANDING                 BY [ ](1)               OWNED BY [ ]
----------------------------------------------------------------------------------------------------------------------
Hartford SmallCap Growth HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford Growth Opportunities HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford Value Opportunities HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford U.S. Government Securities
HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford Multisector Bond  HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford American Leaders HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford Capital Opportunities HLS
Fund
----------------------------------------------------------------------------------------------------------------------
Hartford Blue Chip Stock HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford Blue Chip Stock II HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford International Stock HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford International Stock II HLS
Fund
----------------------------------------------------------------------------------------------------------------------
Hartford Mid Cap Stock HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford Small Cap Value HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford Global Equity HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford Large Cap Growth HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford Investors Growth HLS Fund
----------------------------------------------------------------------------------------------------------------------


-----------------
(1) The address of [       ] is [                                       ].

         Each shareholder is entitled to one vote for each share owned on the record date, April [ ], 2002. Fractional shares will be voted proportionally. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights.

         HL Advisors is the investment adviser of each Fund. Its address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities Distribution Company is the principal underwriter for each Fund. Its address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. For information regarding each Fund's sub-adviser, see "Sub-advisers" below, under "III. MISCELLANEOUS".

         THE FUNDS' MOST RECENT ANNUAL REPORT IS AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT THE FUNDS AT [ ] OR CALL [ ], AND A REPORT WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

         Please be sure to read the entire proxy statement before casting your vote.

PROPOSAL I:  ELECTION OF DIRECTORS

         The Board of Directors of the Company has fixed the number of Directors at nine and is recommending that shareholders approve the election of nine nominees for Director. Of these, three currently serve as Directors: David M. Znamierowski, Phillip O. Peterson and Robert M. Gavin. Each of the other six nominees is currently a Director of other Hartford-affiliated mutual funds. They are Winifred Ellen Coleman, Duane E. Hill, William Atchison O'Neill, Millard Handley Pryor, Jr., John Kelley Springer, and Lowndes Andrew Smith.

         The Nominating Committee of the Board of Directors reviewed and approved the nomination of each nominee. The Board of Directors, in turn, approved the nominations and is recommending that shareholders vote in favor of each nominee.

         Biographical data for each of the nominees is set forth below, together with information concerning the current officers of the Company. If elected, each Director will serve until his or her successor is elected and qualifies.



NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
                               TERM OF                                                            NUMBER OF
                               POSITION      OFFICE*                                              PORTFOLIOS          OTHER
    NAME, AGE AND ADDRESS     HELD WITH       AND        PRINCIPAL OCCUPATION(S) DURING LAST       IN FUND       DIRECTORSHIPS
                                 THE        LENGTH OF                5 YEARS                       COMPLEX          HELD BY
                               COMPANY        TIME                                                OVERSEEN BY        NOMINEE
                                             SERVED                                                 NOMINEE
--------------------------------------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON        Director       Since 2000    Mr. Peterson is a mutual fund                24              N/A
(age 57)                                                industry consultant.  He was a
11155 Kane Trail                                        Partner of KPMG LLP through June
Northfield, MN                                          1999.

DR. ROBERT M. GAVIN        Director       Since 1988    Mr. Gavin is an educational                  24              N/A
(age 61)                                                consultant.  Prior to September 1,
751 Judd Street                                         2001, he was President of Cranbrook
Marine on St. Croix,                                    Education Community and prior to July
MN  55047                                               1996, he was President of Macalester
                                                        College, St. Paul, MN.

WINIFRED ELLEN COLEMAN          N/A       New Nominee   Ms. Coleman has served as President          48              N/A
(age 69)                                                of Saint Joseph College since 1991
27 Buckingham Lane                                      and President of Cashel House, Ltd.
West Hartford, CT 06117                                 (retail) since 1985.

DUANE E. HILL                   N/A       New Nominee   Mr. Hill is Partner Emeritus and a           48              N/A
(age 56)                                                founding partner of TSG Capital
177 Broad Street,                                       Group, a private equity investment
12th Floor                                              firm that serves as sponsor and lead
Stamford, CT 06901                                      investor in leveraged buyouts of
                                                        middle market companies. Mr. Hill is
                                                        also a Partner of TSG Ventures L.P.,
                                                        a private equity investment company
                                                        that invests primarily in
                                                        minority-owned small businesses.  Mr.
                                                        Hill currently serves as Chairman of
                                                        the City of Stamford, CT Planning Board



NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
                                            TERM OF                                               NUMBER OF
                              POSITION      OFFICE*                                              PORTFOLIOS          OTHER
   NAME, AGE AND ADDRESS      HELD WITH       AND        PRINCIPAL OCCUPATION(S) DURING LAST       IN FUND       DIRECTORSHIPS
                                THE         LENGTH OF                5 YEARS                       COMPLEX          HELD BY
                              COMPANY        TIME                                               OVERSEEN BY        NOMINEE
                                             SERVED                                                NOMINEE
--------------------------------------------------------------------------------------------------------------------------------
                                                        and a director of the Stamford
                                                        Cultural Development Corporation.

WILLIAM ATCHISON O'NEILL        N/A       New Nominee   The Honorable William A. O'Neill             48              N/A
(age 71)                                                served as Governor of the State of
Box 360                                                 Connecticut from 1980 until 1991. He
East Hampton, CT 06424                                  is presently retired.

MILLARD HANDLEY                 N/A       New Nominee   Mr. Pryor has served as Managing             48        Mr. Pryor is a
PRYOR, JR.                                              Director of Pryor & Clark Company                      Director of
(age 68)                                                (real estate investment), Hartford,                    Corcap, Inc.
695 Bloomfield Avenue                                   Connecticut, since June, 1992.                         (inactive
Bloomfield, CT                                                                                                 corporation),
06002                                                                                                          Infodata
                                                                                                               Systems, Inc.
                                                                                                               (software
                                                                                                               company) and
                                                                                                               CompuDyne
                                                                                                               Corporation
                                                                                                               (security
                                                                                                               products and
                                                                                                               services).

JOHN KELLEY SPRINGER            N/A       New Nominee   Mr. Springer served as Chairman of           48              N/A
(age 70)                                                Medspan, Inc. (health maintenance
225 Asylum Avenue                                       organization) until March 2002.
Hartford, CT 06103



   * Each Director serves until his or her successor is elected and qualifies. Mr. O'Neill is expected to retire from the Board of Directors in August 2002.



NOMINEES FOR ELECTION AS INTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
                                            TERM OF                                                 NUMBER OF
                              POSITION      OFFICE*                                                PORTFOLIOS          OTHER
    NAME, AGE AND ADDRESS     HELD WITH       AND        PRINCIPAL OCCUPATION(S) DURING LAST         IN FUND       DIRECTORSHIPS
                                THE         LENGTH OF                5 YEARS                         COMPLEX          HELD BY
                               COMPANY        TIME                                                 OVERSEEN BY        NOMINEE
                                             SERVED                                                  NOMINEE
--------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI**      President      Since 2001    Mr. Znamierowski currently serves as        79              N/A
(age 41)                     and Director                 President of Hartford Investment
55 Farmington Avenue                                      Management Company ("HIMCO") and
Hartford, CT 06105                                        Senior Vice President, Chief
                                                          Investment Officer and Director of
                                                          Investment Strategy for Hartford
                                                          Life, Inc. Mr. Znamierowski is also
                                                          a Managing Member and Senior Vice
                                                          President of Hartford Investment
                                                          Financial Services, LLC ("HIFSCO")
                                                          and HL Advisors. In addition,
                                                          Mr. Znamierowski is the Group Senior
                                                          Vice President and Chief Investment
                                                          Officer for The Hartford Financial
                                                          Services Group, Inc. ("The Hartford").

LOWNDES                           N/A       New Nominee   Mr. Smith served as Vice Chairman of        48              N/A
ANDREW SMITH***                                           The Hartford from February 1997 to
(age 62)                                                  January 2002, as President and Chief
P.O. Box 2999                                             Executive Officer of Hartford Life,
Hartford, CT 06104-2999                                   Inc. from February 1997 to January 2002,
                                                          and as President and Chief Operating
                                                          Officer of The Hartford Life
                                                          Insurance Companies from January
                                                          1989 to January 2002.



* Each Director serves until his or her successor is elected and qualifies.

** Mr. Znamierowski is an interested Director due to the positions he holds with HIMCO and affiliates.

*** Mr. Smith is an interested Director due to the position he held with The Hartford until January 2002, and because of his holdings of The Hartford's stock.











                                      -7-
 Series B Non-voting Preferred Stock


OFFICERS
-------------------------------------------------------------------------------------------------------------
                                             TERM OF
                               POSITION      OFFICE*
   NAME, AGE AND ADDRESS      HELD WITH     AND LENGTH    PRINCIPAL OCCUPATION(S) DURING LAST 5 YEARS
                                 THE         OF TIME
                               COMPANY       SERVED

-------------------------------------------------------------------------------------------------------------

DAVID M. ZNAMIEROWSKI        President      Since 2001      See biographical information under "Nominees
(age 41)                     and Director                   For Election As Interested Directors" above.
55 Farmington Avenue
Hartford, CT 06105

ROBERT W. BELTZ, JR.         Vice           Since 1993       Mr. Beltz currently serves as Vice President,
(age 52)                     President                       Securities Operations of Hartford
500 Bielenberg Drive                                         Administrative Services Company ("HASCO").
Woodbury, MN                                                 He also has served as Assistant Vice
                                                             President of Hartford Life Insurance Company
                                                             since December 2001.

KEVIN J. CARR                Vice           Since 2001       Mr. Carr has served as Assistant General
(age 47)                     President                       Counsel since 1999, Counsel since November
55 Farmington Avenue         and                             1996 and Associate Counsel since November
Hartford, CT 06105           Assistant                       1995, of The Hartford.
                             Secretary

TAMARA L. FAGELY             Vice           Since 1993       Ms. Fagely has served as Vice President of
(age 43)                     President                       HASCO since 1998.  Prior to 1998, she was
500 Bielenberg Drive         and                             Second Vice President of HASCO.  She has also
Woodbury, MN                 Treasurer                       served as Assistant Vice President of
                                                             Hartford Life Insurance Company since
                                                             December 2001.

GEORGE RICHARD JAY           Vice           Since 2001       Mr. Jay has served as Secretary and Director,
(age 50)                     President                       Life and Equity Accounting and Financial
P.O. Box 2999                and                             Control, of Hartford Life Insurance Company
Hartford, CT 06104-2999      Assistant                       since 1987.
                             Treasurer

STEPHEN T. JOYCE             Vice           Since 2001       Mr. Joyce currently serves as Senior Vice
(age 42)                     President                       President and director of investment products
P. O. Box 2999                                               management for Hartford Life Insurance
Hartford, CT 06104-2999                                      Company. Previously he served as Vice
                                                             President (1997-1999) and Assistant Vice
                                                             President (1994-1997) of Hartford Life
                                                             Insurance Company.



OFFICERS
-----------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                     POSITION         OFFICE*
          NAME, AGE AND ADDRESS      HELD WITH      AND LENGTH     PRINCIPAL OCCUPATION(S) DURING LAST 5
                                       THE            OF TIME                   YEARS
                                     COMPANY          SERVED
--------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON                    Vice           Since 2001    Mr. Levenson serves as Senior Vice President
(age 35)                             President                    of Hartford Life Insurance Company and is
P.O. Box 2999                                                     responsible for the Company's mutual funds
Hartford, CT 06104-2999                                           line of business and its corporate retirement
                                                                  plans line of business. Mr. Levenson joined
                                                                  The Hartford in 1995. Mr. Levenson is also a
                                                                  senior vice president of HIFSCO.

THOMAS MICHAEL MARRA                 Vice           Since 2001    Mr. Marra is President and Chief Operating
(age 43)                             President                    Officer of Hartford Life, Inc. He is also a
P.O. Box 2999                                                     member of the Board of Directors and a member
Hartford, CT 06104-2999                                           of the Office of the Chairman for The
                                                                  Hartford, the parent company of Hartford
                                                                  Life. Named President of Hartford Life in
                                                                  2001 and COO in 2000, Mr. Marra served as
                                                                  Executive Vice President and Director of
                                                                  Hartford Life's Investment Products Division
                                                                  from 1998 to 2000. He was head of the
                                                                  company's Individual Life and Annuities
                                                                  Division from 1994 to 1998 after being
                                                                  promoted to Senior Vice President in 1994 and
                                                                  to Executive Vice President in 1996. From
                                                                  1990 to 1994, Mr. Marra was Vice President
                                                                  and Director of Individual Annuities. Mr.
                                                                  Marra is also a Managing Member and Executive
                                                                  Vice President of HIFSCO and HL Advisors.

SCOTT R. PLUMMER                     Vice           Since 1996    Mr. Plummer has served as Assistant General
(age 42)                             President                    Counsel for Hartford Life Insurance Company
500 Bielenberg Drive                 and                          since April 2001 and has served as Assistant
Woodbury, MN                         Assistant                    Vice President of Hartford Life Insurance
                                     Secretary                    Company since December 2001.  He also serves
                                                                  as Vice President, Associate General Counsel
                                                                  and Assistant Secretary of HASCO.


OFFICERS
-----------------------------------------------------------------------------------------------------------------------
                                                    TERM OF
                                      POSITION      OFFICE*
          NAME, AGE AND ADDRESS      HELD WITH    AND LENGTH       PRINCIPAL OCCUPATION(S) DURING LAST 5
                                        THE         OF TIME                      YEARS
                                      COMPANY       SERVED
--------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS                      Vice         Since 2001       Mr. Walters serves as Executive Vice
(age 39)                             President                     President and Director of the Investment
P.O. Box 2999                                                      Products Division of Hartford Life
Hartford, CT 06104-2999                                            Insurance Company. Previously Mr. Walters
                                                                   was with First Union Securities until
                                                                   [date].  Mr. Walters is also a Managing
                                                                   Member and Executive Vice President of
                                                                   HIFSCO and HL Advisors.

MICHAEL J. RADMER                    Secretary    Since 1978       Mr. Radmer is a Partner at Dorsey &
(age 57)                                                           Whitney LLP, the Company's General
Suite 1500                                                         Counsel.
50 South 6th Street
Minneapolis, MN



* Each officer serves until his or her successor is elected and qualifies.

         CERTAIN INFORMATION REGARDING DIRECTORS AND OFFICERS. All current Directors and officers of the Company are also officers and directors of Fortis Securities, Inc., a closed-end registered investment company, and Hartford Mutual Funds II, Inc., an open-end registered investment company. Mr. Znamierowski, as a director and officer, and Messrs. Carr, Jay, Joyce, Levenson, Marra and Walters, as officers, serve in these same capacities with 13 other registered investment companies within the Hartford Fund Family, which is comprised of those investment companies for which HIFSCO or HL Advisors serve as investment adviser.

         The Company's Charter does not provide for the annual election of directors unless specifically required by the 1940 Act or Maryland law. However, in accordance with the 1940 Act, (i) the Company will hold a shareholders' meeting for the election of directors at such time as less than a majority of the directors holding office has been elected by the shareholders and (ii) a vacancy among the directors may be filled by the remaining directors only if, immediately after such vacancy is filled, at least two-thirds of the directors holding office shall have been elected by the shareholders.

         The full Board of Directors met ___ times during the fiscal year ended December 31, 2001. During such fiscal year, each incumbent director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of which he was a member that were held while he was serving on the Board of Directors or on such committee. [To be verified.]

         STANDING COMMITTEES. The Board of Directors of the Company has established an Executive Committee and Audit Committee that are authorized to act in the intervals between regular Board meetings with full capacity and authority of the Board of Directors, except as limited by law. The Executive Committee currently consists of Dr. Gavin, Mr. Znamierowski, Messrs. Allen R. Freedman and Robb L. Prince, and Mss. Jean L. King and Noel F. Schenker. The Executive Committee met [ ] times during the fiscal year ended December 31, 2001. The function of the Executive Committee is to, when necessary, act on behalf of the full Board of Directors between Board meetings; to review and evaluate matters relating to Board governance and Board operations, recommending changes when determined to be necessary; on an annual basis, to review contract renewal information provided by fund management, request additional information when needed and make a recommendation to the full Board on contract renewal; and, for the non-interested directors who are members of the Executive Committee, to serve as members of the Company's Nomination Committee, as further described below.

         The Audit Committee currently consists of Mr. Peterson, Mr. Allen R. Freedman and Dr. Lemma W. Senbet. The Audit Committee met [ ] times during the fiscal year ended December 31, 2001. The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and Directors.

         The non-interested Directors who are members of the Executive Committee (i.e., Messrs. Freedman and Prince, Dr. Gavin and Mss. King and Schenker) compose the Nominating Committee of the Board of Directors. The Nominating Committee met [ ] times during the fiscal year ended December 31, 2001. The function of the Nominating Committee is to screen and select candidates to the Board of Directors. Any recommendations for nominees should be directed to the Secretary of the Company, who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria.

         The Board of Directors has also established an Investment Review Committee and a Dividend Declaration Committee. The members of the Investment Review Committee are [ ] and the members of the Dividend Declaration Committee are [ ]. The Investment Review Committee met ____ times during the most recent full fiscal year of Hartford U.S. Government Securities Fund and Fortis Securities (the fiscal year ended July 31, 2001), ___ times during the most recent full fiscal year of Hartford SmallCap Growth Fund, Hartford Growth Opportunities Fund, Hartford Value Opportunities Fund and Hartford Growth Fund (the fiscal year ended August 31, 2001), and ___ times during the most recent full fiscal year of Hartford Tax-Free Minnesota Fund and Hartford Tax-Free National Fund (the fiscal year ended September 30, 2001). The Dividend Declaration Committee met ___ times during the most recent full fiscal year of Hartford U.S. Government Securities Fund and Fortis Securities (the fiscal year ended July 31, 2001), ___ times during the most recent full fiscal year of Hartford SmallCap Growth Fund, Hartford Growth Opportunities Fund, Hartford Value Opportunities Fund and Hartford Growth Fund (the fiscal year ended August 31, 2001), and ___ times during the most recent full fiscal year of Hartford Tax-Free Minnesota Fund and Hartford Tax-Free National Fund (the fiscal year ended September 30, 2001).

         If the nominees to the Board of Directors are elected, the composition of the Company's standing committees will change.

         HOLDINGS AND REMUNERATION OF DIRECTORS. The following table discloses the dollar range of equity securities beneficially owned by each director (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the Hartford Fund Family.


                                     TABLE 3

----------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                       EQUITY SECURITIES IN ALL
NAME OF DIRECTOR                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND*          REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY
                                                                                       DIRECTOR IN THE HARTFORD
                                                                                             FUND FAMILY*
----------------------------------------------------------------------------------------------------------------
David M. Znamierowski           None                                                       $10,001-$50,000*
Lowndes Andrew Smith            [to be provided]
Phillip O. Peterson                "       "
Robert M. Gavin                    "       "
Winifred Ellen Coleman             "       "
Duane E. Hill                      "       "
William Atchison O'Neil            "       "
Millard Handley Pryor, Jr.         "       "
John Kelley Springer               "       "

* The valuation date for purposes of this Table 3 is April [ ], 2002.

         The Company does not pay salaries or compensation to any of its officers or Directors who are employed by The Hartford. The chart below sets forth the compensation paid by the Funds and by all funds in the Hartford

Fund Family for the fiscal year ended December 31, 2001 to the non-interested directors who are nominees for reelection.



                                     TABLE 4

--------------------------------------------------------------------------------------------------------------------
                                                                                                       TOTAL
                                   AGGREGATE            PENSION OR                                COMPENSATION
   NAME OF PERSON, POSITION      COMPENSATION           RETIREMENT            ESTIMATED         PAID TO DIRECTORS
                                FROM THE FUNDS       BENEFITS ACCRUED      ANNUAL BENEFITS     BY ALL FUNDS IN THE
                                                     AS PART OF FUND       UPON RETIREMENT         HARTFORD FUND
                                                        EXPENSES                                      FAMILY*
--------------------------------------------------------------------------------------------------------------------
Dr. Robert M. Gavin,                $[___]                 $0                   $0                 $46,050
Director

Phillip O. Peterson,                $[___]                 $0                   $0                 $44,700
Director


*As of December 31, 2001, three registered investment companies in the Hartford Fund Family paid compensation to the Directors.

         The Company's Charter provides that the Company, to the fullest extent permitted or required by Maryland law and the federal securities laws, shall indemnify the Directors and officers of the Company. The Company's Charter does not protect any Director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         During the following periods, each Fund paid legal fees and expenses to a law firm of which the Secretary is a partner:

                                     TABLE 5

                                [to be provided]


         To the knowledge of the Company, as of April [ ], 2002, the officers and Directors of the Company as a group beneficially owned less than 1% of the outstanding shares of each Fund.

         RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Directors recommend that the shareholders vote for each nominee. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of Directors. This means that the nine nominees receiving the highest number of "FOR" votes will be elected. Shares of all Funds shall vote as a single class for the Directors. Shareholders have no cumulative voting rights. Abstentions will have no effect on the election of Directors.

PROPOSAL II.  ELIMINATION OF OR REVISIONS TO FUNDAMENTAL INVESTMENT POLICIES

         As described in the following proposals, HL Advisors has recommended to the Board of Directors, and the Board of Directors is recommending to shareholders, that certain of the Funds' fundamental investment policies be eliminated or revised. The primary purpose of the proposals is to standardize the fundamental investment policies that apply to the funds in the Hartford Fund Family. The proposed new fundamental policies are the same as the policies that currently apply to, or are expected to be adopted by, many of the other funds in the Hartford Fund Family. NO CHANGE IN THE FUNDS' INVESTMENT STRATEGY OR APPROACH IS EXPECTED AS A RESULT OF THE PROPOSED CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES. The Board of Directors is recommending that shareholders approve each of the proposals.

BACKGROUND

         The Investment Company Act of 1940, as amended (the "1940 Act"), requires that mutual funds adopt certain "fundamental" investment policies, which can be changed only by shareholder vote. One of the Funds' current fundamental policies is not required by the 1940 Act to be "fundamental," and the elimination of this policy is being proposed. The rest of the Funds' fundamental investment policies were adopted in order to comply with the requirements of the 1940 Act. However, these policies differ slightly from those adopted by other funds in the Hartford Fund Family. The effect of implementing the proposed changes to these policies should be to reduce the burdens of monitoring, and ensuring compliance with, varying sets of fundamental policies - some differing from each other by only a few words - across the Hartford Fund Family. The specific proposals, and HL Advisors' reasons for recommending them, are described below.

         If shareholders of a Fund do not approve a proposal, the fundamental investment policy in question will remain in effect for that Fund, and the Board of Directors will determine any further appropriate steps to be taken.

PROPOSALS

Note: Appendix A to this Proxy Statement sets out the specific fundamental investment policies proposed to be eliminated or revised, and the text of any proposed revision. The descriptions of the proposed elimination and revisions set out below are qualified in their entirety by reference to Appendix A.

         A. ELIMINATION OF FUNDAMENTAL POLICY REGARDING DIVERSIFICATION OF INVESTMENTS.

         Each Fund currently is subject to a fundamental policy requiring that:

                  At least 75% of the value of the Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

         The elimination of this fundamental policy is sought for administrative purposes only and will not change the investment practices of a Fund nor the classification of a Fund as a "diversified" investment company under Section 5(b)(1) of the 1940 Act.

         In order to be classified a "diversified" investment company under
Section 5(b)(1) of the 1940 Act, an investment company must limit the amount of an issuer's voting securities it holds in accordance with that Section. Each Fund has adopted, as a fundamental policy, the current language of Section 5(b)(1). Although the 1940 Act requires that a fund be classified as either a diversified or a non-diversified fund, it does not require that the diversification requirements be adopted as a fundamental policy.

         The elimination of this policy will allow a Fund to remain a diversified investment company despite any future amendments or changes to the definition of "diversified" under Section 5(b)(1), without having to seek shareholder approval. In addition, this change reduces administrative burdens by conforming to the practices of the other funds in the Hartford Fund Family.

         The elimination of this fundamental policy will not change the classification of a Fund as diversified, as defined under Section 5(b)(1) of the 1940 Act. A change in classification as a diversified fund would require approval of a majority of the outstanding shares of a Fund.

         B. REVISION TO FUNDAMENTAL POLICY REGARDING INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.

         Each Fund is subject to a fundamental policy providing that the Fund will not concentrate its investments in a particular industry, as that term is used in the 1940 Act. The fundamental policy makes clear that this limitation does not apply to investments in government securities. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental policy relating to the concentration of investments will be amended and restated as follows:

                  The Fund will not concentrate its investments in a particular industry, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, as they may be interpreted or modified from time to time by regulatory authority, or as may otherwise be permitted from time to time by regulatory authority.

         The 1940 Act requires that a Fund state its position regarding concentration in an industry. While the 1940 Act does not define what constitutes "concentration," the staff of the Securities and Exchange Commission takes the position that investment of more than 25% of a Fund's assets in an industry constitutes concentration. If a Fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the Fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

         The proposed fundamental policy is substantially similar to the current policy and is offered to standardize the fundamental policies of the Hartford Fund Family and to provide the Funds with maximum flexibility to respond to regulatory developments. This policy, if approved, will not alter the investment policies of a Fund.

         C. REVISION TO FUNDAMENTAL POLICY REGARDING INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.

         Each Fund has a fundamental investment restriction prohibiting it from purchasing or selling real estate, but allowing investments in securities secured by real estate or securities issued by companies that invest in real estate. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding investments in real estate and interests therein will be amended and restated as follows:

                  The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

         The proposed fundamental policy is substantially similar to the current policy and is offered to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy will not alter the investment practices of a Fund.

         D. REVISION TO FUNDAMENTAL POLICY REGARDING PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.

         Each Fund is subject to a fundamental policy providing that the Fund will not invest in physical commodities or contracts relating to physical commodities. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental policy relating to investments in physical commodities or contracts relating to physical commodities will be amended and restated to read as follows:

                  The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind, and except as required in connection with otherwise permissible option, futures, and commodity activities as described elsewhere in the fund's Prospectus or Statement of Additional Information at the time.

         The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy will not alter the investment practices of the Fund.

         The 1940 Act requires that a Fund state as a fundamental investment policy the extent to which it may engage in the purchase and sale of commodities. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency and stock index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes.

         A number of the Funds are currently subject to non-fundamental investment policies limiting their ability to enter into futures contracts and related options. For example, Value Opportunities HLS Fund, Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, Multisector Bond HLS Fund, Blue Chip Stock II HLS Fund and International Stock HLS Fund may not enter into any options, futures, or forward contract transactions if the amount of premiums paid for all options, initial margin deposits on all futures contracts and options on futures contracts, and collateral deposited with respect to forward contracts would exceed 5% of the total assets of the Fund. Value Opportunities HLS Fund, Growth Opportunities HLS Fund, and SmallCap Growth HLS Fund may enter into such options, futures or forward contracts if the Fund's assets covering, subject to, or committed in these transactions would exceed 20% of the total assets of the Fund. (These restrictions do not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.) In addition, the Large Cap Growth HLS Fund may not purchase or sell a stock index futures contract if, immediately thereafter, more than 30% of the Fund's total assets would be hedged by stock index futures contracts. Although these policies may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to the non-fundamental investment restrictions of the Funds.

         E. REVISION TO FUNDAMENTAL POLICY REGARDING THE MAKING OF LOANS TO OTHER PERSONS.

         Each Fund has a fundamental investment restriction prohibiting it from making loans, except as permitted under the 1940 Act. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding loans will be amended and restated as follows:

                  The Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, as they may be interpreted or modified from time to time by regulatory authority, or as may otherwise be permitted from time to time by regulatory authority.

         The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family and to maximize the flexibility of a Fund to respond to regulatory changes. If adopted by the shareholders of a Fund, this policy will not alter the investment practices or lending activities of the Fund.

         F. REVISION TO THE FUND'S FUNDAMENTAL POLICY REGARDING THE BORROWING OF MONEY AND THE ISSUING OF SENIOR SECURITIES.

         Each Fund has a fundamental investment restriction prohibiting it from borrowing money and issuing senior securities, except as permitted under the 1940 Act. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding borrowing money and issuing senior securities will be amended and restated as follows:

                  The Fund will not borrow money or issue any senior security, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, as they may be interpreted or modified from time to time by regulatory authority, or as may otherwise be permitted from time to time by regulatory authority.

         The proposed fundamental policy is substantially similar to the current policy and is proposed to standardize the fundamental policies among the Hartford Fund Family and to maximize the flexibility of a Fund to respond to regulatory changes. If adopted by the shareholders of a Fund, this policy will not alter the investment practices of the Fund.

         RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Directors recommend that the shareholders vote for each proposed revision to or elimination of, as applicable, the Funds' fundamental investment policies (proposals II.A. - II.F.). Approval by a Fund of each of the foregoing proposals requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Abstentions will have the effect of negative votes on each matter set out in this Proposal II. Approval by the shareholders of any individual Fund of any of the individual items of this Proposal II will be effective regardless of the outcome of shareholder voting for that Fund in connection with Proposal I or any of the other items of this Proposal II.


III.  MISCELLANEOUS

         QUORUM. The presence, either in person or by proxy, of shareholders owning a majority of shares of all Funds entitled to vote at the Meeting shall constitute a quorum.

          SOLICITATION OF PROXIES. In addition to the solicitation of voting instructions by mail, the Board of Directors of the Company and employees of HL Advisors or its affiliates may solicit voting instructions in person or by telephone.

         OTHER BUSINESS. The Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters arise, the entities named on the voting instruction form will vote upon these matters according to their best judgment.

         TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Company to act as tellers for the Meeting. The tellers will count the total number of votes cast "FOR" the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

         DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Company's Charter does not provide for annual meetings of shareholders, and the Company does not currently intend to hold such a meeting in 2002. Shareholder proposals for inclusion in the Company's proxy statement for any subsequent meeting must be received by the Company a reasonable period of time prior to any such meeting.

         SUB-ADVISERS.  The Funds have various sub-advisers, as listed below:

         U.S. Government Securities HLS Fund. The Hartford Investment Management Company ("HIMCO") is the investment sub-adviser to the U.S. Government Securities HLS Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

         Multisector Bond HLS Fund and Blue Chip Stock II HLS Fund. AIM Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas, 77046, is the sub-adviser to the Multisector Bond HLS Fund and the Blue Chip Stock II HLS Fund. AIM has acted as an investment adviser since its organization in 1986.

         American Leaders HLS Fund. Federated Investment Management Company ("Federated"), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, is the sub-adviser to the American

Leaders HLS Fund. Federated is a subsidiary of Federated Investors, Inc. Federated Investors, Inc. was established in 1955.

         Value Opportunities HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund. Wellington Management, a Massachusetts limited liability partnership, is the sub-adviser to the Value Opportunities HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund. Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

         Capital Opportunities HLS Fund, Global Equity HLS Fund and Investors Growth HLS Fund. Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the sub-adviser of Capital Opportunities HLS Fund, Global Equity HLS Fund and Investors Growth HLS Fund. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust.

         Blue Chip Stock HLS Fund. T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the Blue Chip Stock HLS Fund. T. Rowe Price was founded in 1937. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.

         International Stock HLS Fund. Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, is the sub-adviser of the International Stock HLS Fund. Lazard is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company.

         International Stock II HLS Fund. T. Rowe Price International, Inc. ("Price International"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the International Stock II HLS Fund. Price International, previously known as Rowe Price-Fleming International, Inc., was incorporated in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited ("Fleming"). T. Rowe Price acquired Fleming's joint venture interest in August 2000, and now Price International is a wholly-owned subsidiary of
T. Rowe Price.

         Mid Cap Stock HLS Fund. The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the sub-adviser to the Mid Cap Stock HLS Fund. Founded in 1947, Dreyfus manages one of the nation's leading mutual fund complexes. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

         Small Cap Value HLS Fund. Berger LLC ("Berger"), 210 University Boulevard, Denver, Colorado 80206, the sub-adviser of the Small Cap Value HLS Fund, has entered into an agreement with Perkins, Wolf, McDonnell & Company (the "Manager") under which Berger will pay the Manager a fee to provide the day-to-day investment management for the fund.

         Large Cap Growth HLS Fund. Alliance Capital Management L.P. ("Alliance Capital"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is the sub-adviser of the Large Cap Growth HLS Fund. Alliance Capital's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 52 registered investment companies managed by Alliance Capital comprising 105 separate investment portfolios currently have over 5 million shareholders.

                                   APPENDIX A

         The following table outlines the proposed changes in the fundamental policies for each Fund, stating the current policy and the proposed revised policy.

                                    THE FUNDS

----------------------------------------------------------------------------------------------------------------------------
              PROPOSAL                          CURRENT POLICY                                 REVISED POLICY
----------------------------------------------------------------------------------------------------------------------------
II.A. Proposal to eliminate           "At least 75% of the value of the                 The current policy will be
fundamental policy regarding          Fund's total assets will be                       eliminated.
diversification.                      represented by cash and cash
                                      items (including receivables), Government
                                      securities, securities of other investment
                                      companies, and other securities for the
                                      purposes of this calculation limited in
                                      respect of any one issuer to an amount not
                                      greater in value than 5% of the value of
                                      the total assets of the Fund and to not
                                      more than 10% of the outstanding voting
                                      securities of such issuer."
----------------------------------------------------------------------------------------------------------------------------
II.B.  Proposal to revise             Each Fund will not "concentrate                   Each Fund will not "concentrate
fundamental policy regarding          its investments in a particular                   its investments in a particular
investment concentrations within a    industry, as that term is used in                 industry, except to the extent
particular industry.                  the Investment Company Act of                     consistent with the Investment
                                      1940, as amended, and as                          Company Act of 1940, as amended,
                                      interpreted or modified from time                 and the rules and regulations
                                      to time by any regulatory                         thereunder, as they may be
                                      authority having jurisdiction.                    interpreted or modified from time
                                      For purposes of this limitation,                  to time by regulatory authority,
                                      the U.S. Government, and state or                 or as may otherwise be permitted
                                      municipal governments and their                   from time to time by regulatory
                                      political subdivisions are not                    authority."
                                      considered members of any
                                      industry."
----------------------------------------------------------------------------------------------------------------------------
II.C.  Proposal to revise             Each Fund will not "purchase or sell real         Each Fund will not "purchase or
fundamental policy regarding          estate unless acquired as a result of             sell real estate unless
investments in real estate and        ownership of securities or other                  acquired as a result of
interests therein.                    instruments, but this shall not prevent           ownership of securities or
                                      the Fund from investing in securities or          other instruments, although it
                                      other instruments backed by real estate or        may purchase securities secured
                                      interests therein or in securities of             by real estate or interests
                                      companies that deal in real estate or             therein, or securities issued
                                      mortgages."                                       by companies which invest in
                                                                                        real estate or interests
                                                                                        therein."
---------------------------------------------------------------------------------------------------------------------------
II.D. Proposal to revise              Each Fund will not "purchase                      Each Fund will not "purchase or
fundamental policy regarding          physical commodities or contracts                 sell commodities or commodities
purchases and sales of commodities    relating to physical commodities."                contracts, except that the Fund
and commodities contracts.                                                              may purchase or sell financial
                                                                                        futures contracts, options on
                                                                                        financial futures contracts,
                                                                                        and futures contracts, forward
                                                                                        contracts, and options with
                                                                                        respect to foreign currencies,
                                                                                        and may enter into swap
                                                                                        transactions
----------------------------------------------------------------------------------------------------------------------------

                                    THE FUNDS
                                    (cont'd)

----------------------------------------------------------------------------------------------------------------------------
              PROPOSAL                          CURRENT POLICY                                 REVISED POLICY
----------------------------------------------------------------------------------------------------------------------------
                                                                                        or other financial transactions
                                                                                        of any kind, and except as
                                                                                        required in connection with
                                                                                        otherwise permissible options,
                                                                                        futures, and commodity
                                                                                        activities as described
                                                                                        elsewhere in the fund's
                                                                                        Prospectus or Statement of
                                                                                        Additional Information at the
                                                                                        time."

----------------------------------------------------------------------------------------------------------------------------

II.E. Proposal to revise              Each Fund will not "make loans                    Each Fund will not "make loans,
fundamental policy regarding the      except as permitted under the                     except to the extent consistent
making of loans.                      Investment Company Act of                         with the Investment Company Act
                                      1940, as amended, and as                          of 1940, as amended, and the
                                      interpreted or modified from time                 rules and regulations thereunder,
                                      to time by any regulatory authority               as they may be interpreted or
                                      having jurisdiction."                             modified from time to time by
                                                                                        regulatory authority, or as may
                                                                                        otherwise be permitted from time
                                                                                        to time by regulatory authority."
----------------------------------------------------------------------------------------------------------------------------
II.F.  Proposal to revise             Each Fund will not "borrow money                  Each Fund will not "borrow money
fundamental policy regarding the      or issue senior securities,                       or issue any senior security,
borrowing of money and the issuing    except as permitted under the                     except to the extent consistent
of senior securities.                 Investment Company Act of 1940,                   with the Investment Company Act
                                      as amended, and as interpreted or                 of 1940, as amended, and the
                                      modified from time to time by any                 rules and regulations thereunder,
                                      regulatory authority having                       as they may be interpreted or
                                      jurisdiction."                                    modified from time to time by
                                                                                        regulatory authority, or as may
                                                                                        otherwise be permitted from time
                                                                                        to time by regulatory authority."
----------------------------------------------------------------------------------------------------------------------------

                       Hartford HLS Series Fund II, Inc.
                                [NAME OF SERIES]

              VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE [ ], 2002

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                       [FORTIS BENEFITS INSURANCE COMPANY]
                    AND [FIRST FORTIS LIFE INSURANCE COMPANY]

The undersigned hereby instructs [Fortis Benefits Insurance Company] and [First Fortis Life Insurance Company] to represent and vote the number of shares of the series named above represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of April [ ], 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut on June [ ], 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, upon the matters below as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement.

All previous voting instructions with respect to the meeting are revoked. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of these voting instructions. Mark, sign, date, and return these voting instructions in the addressed envelope - no postage required.

IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON EACH PROPOSAL. UPON ALL OTHER MATTERS, [FBIC] AND [FFLIC] SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT.

PLEASE FILL IN BOX(ES) AS SHOWN USING
BLUE OR BLACK INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.

                     ------
                     [  X  ]
                     ------

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS [FORTIS BENEFITS INSURANCE COMPANY ("FBIC)] AND [FIRST FORTIS LIFE INSURANCE COMPANY ("FFLIC")] SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, [FBIC] and [FFLIC] are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, [FBIC] and [FFLIC] may vote all of the shares represented hereby for the election of such other person as Fund management may designate. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

                   I.  To elect the following nominees to the                              WITHHOLD    FOR ALL
                       Board of Directors:                                    FOR ALL        ALL       EXCEPT

                       (1) David M. Znamierowski, (2) Phillip
                       O. Peterson, (3) Duane E. Hill, (4)                     [  ]          [  ]         [  ]
                       William Atchison O'Neill, (5) Millard
                       Handley Pryor, Jr., (6) John Kelley
                       Springer,  (7) Lowndes Andrew Smith, (8)
                       Winifred Ellen Coleman and (9) Dr.
                       Robert M. Gavin

                   To withhold authority to vote for any
                   individual nominee mark the box "For All
                   Except" and write the nominee's number
                   on the line below.

                   -------------------------------

                   II. To approve proposals to eliminate or                    FOR         AGAINST      ABSTAIN
                       revise certain fundamental investment
                       policies of the Funds.

                   A.  Proposal to eliminate fundamental policy                [  ]          [  ]         [  ]
                       regarding the diversification of
                       investments.

                                                                               FOR         AGAINST      ABSTAIN

                   B.  Proposal to revise fundamental policy                   [  ]          [  ]         [  ]
                       regarding investment concentrations
                       within a particular industry.

                   C.  Proposal to revise fundamental policy                   [  ]          [  ]         [  ]
                       regarding investments in real estate or
                       interests therein.

                   D.  Proposal to revise fundamental policy                   [  ]          [  ]         [  ]
                       regarding purchases and sales of
                       commodities and commodities contracts.

                   E.  Proposal to revise fundamental policy                   [  ]          [  ]         [  ]
                       regarding the making of loans to other
                       persons.

                   F.  Proposal to revise fundamental policy                   [  ]          [  ]         [  ]
                       regarding the borrowing of money and the
                       issuing of senior securities.
